UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2017


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1. SETTLEMENT OF LAW SUIT IN EXCHANGE FOR SHARES

On or about March 14, 2017, our Board of Directors approved a settlement of a law suit filed against us in Manatee County, Florida by Northbridge Financial, Inc., which acquired $518,678.63 in our accounts payable. The terms of the settlement include the issuance of an unspecified amount of shares of our common stock at a fifty-percent discount to the market price dependent on the valuation of the Company's common stock on the date of presentment to the Company's stock transfer agent plus one million shares of common stock to be issued as a settlement fee.

The shares to be issued to Northbridge Financial, Inc. will be issued pursuant to an exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended.

2. STOCK TO BE ISSUED AS SETTLEMENT FOR PAYMENT OF OUTSTANDING INVOICES

On March 31, 2017, our Board of Directors approved a settlement in which we agreed to issue to our director Benny R. Powell 5,000,000 shares of our Series Z Preferred Stock in exchange for his forgiveness of $50,000.00 in outstanding fees and expenses advanced to the Corporation. By the terms of the settlement, the debt owed to Mr. Powell was extinguished upon approval of the settlement by the board of directors, and Mr. Powell received the right to exercise all rights of Series Z Preferred Share ownership.

The Series Z Preferred shares will be issued to Mr. Powell pursuant to the exemptions from registration set forth in Section 4(a)(2) of the Securities Act of 1933 and regulations promulgated thereunder. The Series Z Preferred shares will be issued as soon as practicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

1. See the descriptions of the stock issued and to-be-issued in Item 1.01 above.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

1.   See the description of the settlement of lawsuit in exchange for shares in
     Item 1.01 above.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: March 31, 2017                /s/ Benny R. Powell
                                     -------------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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